UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08709

Western Asset High Income Fund II Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: April 30

Date of reporting period: October 31, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	October 31, 2013

WESTERN ASSET

HIGH INCOME FUND II INC.

(HIX)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Fund II Inc. for the six-month reporting period ended October 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

November 29, 2013

II	Western Asset High Income Fund II Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended October 31, 2013 (the “reporting period”), but the pace was mixed. Looking back, U.S. gross domestic product (“GDP”)i growth as reported by the U.S. Department of Commerce was 1.1% during the first quarter of 2013, supported by strengthening consumer spending. GDP growth in the second quarter improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The U.S. Department of Commerce’s initial reading for third quarter 2013 GDP growth, released after the reporting period ended, was 2.8%. Stronger growth was driven, in part, by a deceleration in imports and increased private inventory investment and state and local government spending.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.6%. Unemployment was unchanged in June, but then declined to 7.4% in July, 7.3% in August and 7.2% in September 2013, its lowest reading since November 2008. Unemployment then ticked up to 7.3% in October. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in October, the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 3.2% on a seasonally adjusted basis in October 2013 versus the previous month, but were 6.0% higher than in October 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,500 in October 2013, up 12.8% from October 2012. This marked the eleventh consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in October 2013 was 1.8% lower than the previous month at a 5.0 month supply at the current sales pace and was 0.9% higher than in October 2012.

The manufacturing sector expanded during the majority of the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior five months, the PMI fell to 49.0 in May 2013 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, this was a temporary setback, as the PMI rose over the next five months and was 56.4 in October, the best reading since April 2011.

Western Asset High Income Fund II Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

Q. Did Treasury yields trend higher or lower during the six months ended October 31, 2013?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.22%. It fell as low as 0.20% in early May 2013 and was as high as 0.52% on September 5, 2013, before ending the period at 0.31%. The yield on the ten-year Treasury began the period at 1.70%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.98% on September 5, 2013, before moving down to 2.57% at the end of the period. This decline toward the end of the reporting period was triggered by the Fed’s decision to not begin tapering its asset purchases, as well as a flight to quality given expectations for a partial government shutdown on October 1, 2013.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. The spread sectors were weak during the first two months

IV	Western Asset High Income Fund II Inc.

of the period amid sharply rising interest rates given the Fed’s indications that it may begin tapering its asset purchase program sooner than previously anticipated. Most spread sectors then rallied in July 2013 amid improving investor demand. However, the spread sectors again weakened in August, before strengthening in September and October after the Fed chose not to taper its asset purchase program. All told, the majority of spread sectors generated negative absolute returns and produced mixed results versus equal-durationv Treasuries during the reporting period. The overall bond market, as measured by the Barclays U.S. Aggregate Indexvi, fell 1.97% during the six months ended October 31, 2013.

Q. How did the high-yield market perform over the six months ended October 31, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii declined in May and June. After a brief rally in July, the high yield bond market again weakened in August, before again moving higher in September and October. All told, the high-yield bond market gained 1.50% for the six months ended October 31, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended October 31, 2013. The asset class fell during three of the first four months of the reporting period. This weakness was due to a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and sharply rising U.S. interest rates. However, the asset class then rallied sharply in September and October, as the Fed did not taper its asset purchase program and investor demand increased. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii fell 5.40% during the six months ended October 31, 2013.

Performance review

For the six months ended October 31, 2013, Western Asset High Income Fund II Inc. returned 3.01% based on its net asset value (“NAV”)ix and -2.68% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 1.50% and -5.40%, respectively for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagex returned 2.37% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Western Asset High Income Fund II Inc.	V

Investment commentary (cont’d)

During this six-month period, the Fund made distributions to shareholders totaling $0.45 per share. As of October 31, 2013, the Fund estimates that 97.20% of the distributions were sourced from net investment income and 2.80% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of October 31, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2013 (unaudited)
Price Per Share	6-Month Total Return**
$9.38 (NAV)	3.01	%†
$9.45 (Market Price)	-2.68	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

November 29, 2013

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the section 19 notice located in the press release section of our website, www.lmcef.com.

VI	Western Asset High Income Fund II Inc.

As interest rates rise, bond prices fall generally, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended October 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 41 funds in the Fund’s Lipper category.

Western Asset High Income Fund II Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2013 and April 30, 2013 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — October 31, 2013

Total Spread Duration
HIX	— 3.47 years
Benchmark	— 4.63 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 80% of Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIX	— Western Asset High Income Fund II Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

2	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2013

Total Effective Duration
HIX	— 3.76 years
Benchmark	— 4.71 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 80% of Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIX	— Western Asset High Income Fund II Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

October 31, 2013

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 120.8%
Consumer Discretionary — 24.0%
Auto Components — 0.5%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	700,000		$742,000	(a)
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	380,000	EUR	603,656	(b)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	2,010,000	EUR	2,879,175	(b)
Total Auto Components					4,224,831
Automobiles — 0.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	2,482,000		2,820,173	(a)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	1,020,000		1,150,050	(a)(b)
Total Automobiles					3,970,223
Diversified Consumer Services — 1.0%
Co-operative Group Holdings 2011 Ltd., Senior Notes, Step bond	6.875%	7/8/20	337,000	GBP	554,546	(b)
Co-operative Group Holdings 2011 Ltd., Senior Notes, Step bond	7.500%	7/8/26	500,000	GBP	821,742
Laureate Education Inc., Senior Notes	9.250%	9/1/19	1,910,000		2,110,550	(a)(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	2,090,000		2,246,750	(a)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,810,000		1,886,925	(a)(b)
Total Diversified Consumer Services					7,620,513
Hotels, Restaurants & Leisure — 6.3%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	1,730,000		1,764,600	(b)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	2,726,837		2,576,357	(b)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	1,470,000		1,605,975	(a)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	2,370,000		2,565,525	(a)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	0.000%	4/15/19	840,000		749,700	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	2,875,000		2,875,000	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	4,500,000		4,170,937
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	2,720,000		3,134,800	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	3,360,000		3,578,400	(a)(b)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	2,580,000		2,573,550	(a)(b)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	975,000		1,828	(b)(f)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,140,000		3,242,050	(a)(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	1,530,000		1,625,625	(a)(b)
Landry’s Inc., Senior Notes	9.375%	5/1/20	6,978,000		7,588,575	(a)(b)

See Notes to Financial Statements.

4	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
MGM Resorts International, Senior Notes	5.875%	2/27/14	700,000		$710,500	(a)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,445,000		1,625,625	(b)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	1,640,000		1,775,300	(b)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	3,340,000		3,356,700	(b)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	656,000		724,880	(a)(b)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	3,770,000		4,161,138	(a)
Total Hotels, Restaurants & Leisure					50,407,065
Household Durables — 1.4%
APX Group Inc., Senior Secured Notes	6.375%	12/1/19	1,820,000		1,822,275
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	2,590,000		2,670,937
WCI Communities Inc., Senior Notes	6.875%	8/15/21	1,730,000		1,691,075	(b)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	2,980,000		3,203,500	(a)
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,950,000		1,940,250	(b)
Total Household Durables					11,328,037
Media — 9.1%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	1,040,000		1,133,600	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	5,050,000		5,555,000	(a)
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	200,000	EUR	287,843	(b)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	300,000	EUR	433,801	(b)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,960,000		2,067,800
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	900,000		940,500
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	260,000		276,250
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,743,750	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	230,000		251,850
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,815,000		2,119,012	(a)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,270,000		2,468,625	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	780,000		819,000	(b)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	3,220,000		3,521,875
Gray Television Inc., Senior Notes	7.500%	10/1/20	1,830,000		1,926,075	(b)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	800,000		836,000	(b)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	5,000,000	EUR	7,348,818	(a)(b)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,680,000		1,713,600	(b)(c)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	4,061,000		4,436,642	(a)(b)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	420,000	EUR	605,953	(b)(c)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

October 31, 2013

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	3,420,000		$4,080,166	(a)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,336,000		1,567,932	(a)
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	1,258,000	EUR	1,810,532	(b)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	4,450,000		4,950,625	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,780,000		1,926,850	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	400,000		446,000	(a)(b)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	5,060,000	EUR	7,011,738	(b)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,265,000		1,375,687	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	4,500,000	EUR	6,538,785	(a)(b)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	5,420,000		5,582,600	(a)(b)
Total Media					73,776,909
Multiline Retail — 1.1%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	2,890,000		2,738,275
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	660,000		646,800	(a)
Neiman Marcus Group Ltd. Inc., Senior Notes	8.000%	10/15/21	280,000		288,050	(b)
Neiman Marcus Group Ltd. Inc., Senior Notes	8.750%	10/15/21	4,940,000		5,100,550	(b)(c)
Total Multiline Retail					8,773,675
Specialty Retail — 3.3%
American Greetings Corp., Senior Notes	7.375%	12/1/21	2,480,000		2,486,200	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	3,550,000	EUR	4,904,360	(b)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,000,000	EUR	1,381,510	(b)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	760,000		768,406	(b)
Gymboree Corp., Senior Notes	9.125%	12/1/18	4,540,000		4,415,150	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	1,570,000		1,652,425	(b)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	1,303,000		1,338,845	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	530,000		544,575	(b)(c)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	4,165,000		4,165,000	(a)(b)(c)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	4,860,000		5,273,100	(a)(b)
Total Specialty Retail					26,929,571
Textiles, Apparel & Luxury Goods — 0.8%
Boardriders SA, Senior Notes	8.875%	12/15/17	2,900,000	EUR	4,154,034	(b)
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	1,210,000		1,220,587	(b)(c)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	1,300,000		1,202,500	(a)(b)
Total Textiles, Apparel & Luxury Goods					6,577,121
Total Consumer Discretionary					193,607,945

See Notes to Financial Statements.

6	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 3.7%
Beverages — 0.4%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,000,000	$1,052,500	(b)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	2,390,000	2,497,550	(b)
Total Beverages				3,550,050
Food Products — 2.3%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	3,730,000	4,056,375	(a)(b)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	2,510,000	2,528,825	(b)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	3,050,000	3,267,312	(a)(b)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	4,640,000	4,883,600	(a)(b)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	2,690,000	2,817,775	(b)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	1,280,000	1,318,400	(a)(b)
Total Food Products				18,872,287
Household Products — 0.5%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	1,690,000	1,804,075	(b)
Sun Products Corp., Senior Notes	7.750%	3/15/21	2,530,000	2,289,650	(a)(b)
Total Household Products				4,093,725
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	1,230,000	1,300,725	(b)
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	2,460,000	2,373,900	(b)
Total Consumer Staples				30,190,687
Energy — 15.1%
Energy Equipment & Services — 2.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,470,000	1,580,250	(a)
CGG, Senior Notes	9.500%	5/15/16	723,000	763,669	(a)
CGG, Senior Notes	7.750%	5/15/17	1,120,000	1,157,800	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,600,000	1,620,000	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	1,760,000	1,997,600	(a)(b)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	2,400,000	2,652,000	(a)(b)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	2,140,000	2,247,000	(b)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	3,240,000	3,483,000	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,720,000	1,849,000	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	2,780,000	3,089,275	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	210,000	205,800	(b)
Total Energy Equipment & Services				20,645,394

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

October 31, 2013

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 12.6%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	2,220,000	$2,306,025	(b)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	2,080,000	2,090,400	(a)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,630,000	1,279,550
Arch Coal Inc., Senior Notes	9.875%	6/15/19	1,360,000	1,162,800
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	1,010,000	1,065,550
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,140,000	2,380,750	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	690,000	767,625	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	1,570,000	1,768,212	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,140,000	1,248,300	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	2,100,000	2,383,500	(a)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	2,130,000	2,374,950	(a)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	2,870,000	3,153,412	(a)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	4,740,758	4,728,906	(b)(c)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,600,000	1,706,000	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,875,000	2,071,875	(a)
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	1,100,000	1,094,500	(b)
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	285,000	314,763	(a)(g)
EP Energy LLC/EP Energy Finance Inc., Senior Notes	9.375%	5/1/20	910,000	1,055,600	(a)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.875%	12/15/17	2,325,657	2,447,754	(b)(c)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	3,530,000	3,618,250	(a)(b)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	3,920,000	4,282,600	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,720,000	3,032,800	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,720,000	1,929,496	(b)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,330,000	2,481,450	(b)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,200,000	2,343,000	(b)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	5,020,000	5,145,500	(b)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	3,290,000	2,483,950
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	1,740,000	1,879,200	(a)(b)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	2,240,000	2,318,400	(b)
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,300,000	2,584,625	(b)(h)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,780,000	1,842,300	(a)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,145,000	1,157,500	(h)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,820,000	1,807,351	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,140,000	1,261,836	(a)

See Notes to Financial Statements.

8	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	770,000	$817,163	(a)(b)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	3,980,000	4,039,700	(a)(b)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	530,000	571,075	(a)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	270,000	303,750	(b)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	230,000	254,725	(b)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,390,000	1,621,088	(a)(b)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	200,000	233,250	(b)
Samson Investment Co., Senior Notes	10.250%	2/15/20	6,620,000	7,182,700	(a)(b)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	3,960,000	4,059,000	(b)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	920,000	959,100	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,810,000	1,959,325	(b)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	1,100,000	1,072,500	(a)(b)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	1,370,000	1,448,775	(b)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	4,740,000	3,483,900	(a)(b)
Total Oil, Gas & Consumable Fuels				101,574,781
Total Energy				122,220,175
Financials — 10.6%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000	2,541,994	(a)
Commercial Banks — 4.0%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,710,000	4,932,092	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,000,000	5,170,000	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	3,180,000	3,597,375	(a)(b)(g)(i)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	3,920,000	4,020,897	(b)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	4,400,000	4,485,201	(a)(b)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	3,530,000	3,706,500	(a)(g)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,660,000	1,699,075	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000	1,514,188
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	650,000	725,707	(a)
Santander Issuances SAU, Notes	5.911%	6/20/16	2,090,000	2,202,528	(b)
Total Commercial Banks				32,053,563
Consumer Finance — 1.4%
Ally Financial Inc., Senior Notes	6.750%	12/1/14	6,140,000	6,493,050	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	2,230,000	2,611,887	(a)
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,250,000	1,307,813	(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

October 31, 2013

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — continued
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	1,110,000	$1,184,925	(b)
Total Consumer Finance				11,597,675
Diversified Financial Services — 3.0%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	2,410,000	2,199,125	(a)(g)(i)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	1,070,000	1,022,405	(g)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	800,000	857,000
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,385,000	3,994,300	(a)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	5,180,000	6,170,675	(a)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,160,000	2,556,900	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	1,270,000	1,235,075	(g)(i)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	2,200,000	2,362,250
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	2,630,000	2,860,125	(a)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	538,750	(b)(g)
Total Diversified Financial Services				23,796,605
Insurance — 1.2%
American International Group Inc., Senior Notes	8.250%	8/15/18	3,180,000	4,031,137	(a)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,450,000	1,518,875	(b)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.848%	12/31/13	810,000	803,925	(a)(g)(i)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	1,750,000	1,916,250	(a)(b)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000	1,273,250	(a)(b)
Total Insurance				9,543,437
Real Estate Management & Development — 0.7%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	4,140,000	4,305,600	(b)
Realogy Group LLC, Senior Secured Notes	7.625%	1/15/20	1,320,000	1,478,400	(b)
Total Real Estate Management & Development				5,784,000
Total Financials				85,317,274
Health Care — 7.1%
Health Care Equipment & Supplies — 1.1%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	2,800,000	2,884,000
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	1,610,000	1,664,338	(b)(c)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	4,530,000	4,122,300	(a)
Total Health Care Equipment & Supplies				8,670,638
Health Care Providers & Services — 5.5%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,248,000	1,513,200	(a)
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	1,540,000	1,578,500	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	4,590,000	4,997,362	(a)

See Notes to Financial Statements.

10	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	8,195,000		$8,251,341	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	2,620,000		2,823,050	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	5,000,000		5,443,750	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	105,000		119,175	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,020,000		1,142,400	(a)(b)
HCA Inc., Debentures	7.500%	11/15/95	1,325,000		1,205,750	(a)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	3,520,000		3,788,400	(a)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,540,000		2,705,100
Labco SAS, Senior Secured Notes	8.500%	1/15/18	254,000	EUR	369,037	(b)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	3,150,000		1,181,250	(a)(b)(f)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	3,120,000		3,322,800	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	2,870,000		3,149,825	(b)
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	2,580,000		2,733,187	(b)
Total Health Care Providers & Services					44,324,127
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	2,500,000	EUR	3,869,586	(a)(b)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	500,000	EUR	703,144	(b)
Total Pharmaceuticals					4,572,730
Total Health Care					57,567,495
Industrials — 22.7%
Aerospace & Defense — 2.4%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,960,000		2,200,100	(a)
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	4,854,000		5,084,565	(a)(b)
GenCorp Inc., Secured Notes	7.125%	3/15/21	1,490,000		1,601,750	(b)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	4,160,000		4,555,200	(a)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,660,000		1,809,400	(a)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,360,000		4,436,300	(a)(b)
Total Aerospace & Defense					19,687,315
Airlines — 3.0%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	1,100,000		1,087,680	(b)
Air Canada, Senior Secured Notes	8.750%	4/1/20	2,790,000		2,908,575	(b)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	1,258,048		1,311,515	(b)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	190,000		184,300	(b)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	6,119,000		6,164,893	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	5,300		5,393
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,371,795		1,484,968	(a)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

October 31, 2013

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — continued
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	568,820		$635,657	(a)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	2,450,000	GBP	4,317,005	(a)(b)
United Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	4,299,826		4,665,311	(a)
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	1,430,000		1,469,325	(a)
Total Airlines					24,234,622
Building Products — 1.2%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	1,230,000		1,205,400	(b)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	2,010,000		1,984,875	(a)(b)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	2,260,000		2,548,150	(a)(b)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	1,424,000		1,605,560	(b)(h)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	800,000		854,000	(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	1,139,000	EUR	1,762,983	(b)
Total Building Products					9,960,968
Commercial Services & Supplies — 3.5%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	4,100,000		4,351,125	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	1,490,000		1,706,050	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	5,300,000		5,644,500	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	780,000		830,700	(b)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	1,600,000		1,820,000	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	4,686,000		5,201,460	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,186,000		1,316,460	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	1,241,000		1,213,077	(b)
TMS International Corp., Senior Notes	7.625%	10/15/21	1,180,000		1,239,000	(b)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	3,018,000		3,395,250	(a)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	1,310,000		1,470,475	(a)
Total Commercial Services & Supplies					28,188,097
Construction & Engineering — 1.3%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	2,710,000		2,865,825	(a)(b)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	200,000		187,000	(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	2,780,000		2,849,500	(b)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	5,170,000		4,653,000	(b)
Total Construction & Engineering					10,555,325

See Notes to Financial Statements.

12	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Electrical Equipment — 0.5%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,970,000		$2,102,975	(a)(b)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,800,000		1,908,000	(a)(b)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	137,981	(b)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	214,487	(b)
Total Electrical Equipment					4,363,443
Industrial Conglomerates — 0.4%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	2,490,000		2,782,575	(a)
Machinery — 2.6%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	5,370,000		5,705,625	(a)(b)
Frigoglass Finance BV, Senior Notes	8.250%	5/15/18	800,000	EUR	1,174,996	(b)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	2,950,000		3,016,375	(b)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	2,390,000		2,688,750	(a)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	3,027,000	EUR	4,526,857	(b)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	700,000	EUR	1,059,724	(b)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	458,000	EUR	693,362	(b)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	1,760,000		1,896,400	(a)(b)
Total Machinery					20,762,089
Marine — 2.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	3,378,425		3,074,367	(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,870,000		1,884,025
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	5,470,000		5,762,645
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	2,790,000		2,831,850	(b)
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	1,890,000		2,031,750	(b)
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	260,000		277,875	(b)
Total Marine					15,862,512
Road & Rail — 2.3%
Flexi-Van Leasng Inc., Senior Notes	7.875%	8/15/18	2,500,000		2,662,500	(b)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	5,995,996		6,265,816	(c)
Jack Cooper Finance Co., Senior Secured Notes	9.250%	6/1/20	2,000,000		2,147,500	(b)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	2,970,000		3,189,037	(b)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	3,600,000		3,987,000	(a)
Total Road & Rail					18,251,853
Trading Companies & Distributors — 0.4%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	3,150,000		3,449,250	(a)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

October 31, 2013

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Transportation — 2.7%
CMA CGM, Senior Notes	8.500%	4/15/17	5,990,000		$5,840,250	(a)(b)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	3,490,000		3,690,675	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	3,890,000		3,851,100	(a)(b)(c)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,120,000		2,326,700	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	380,000		417,050	(b)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	3,400,000		3,459,500	(b)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	2,580,000		2,567,100	(a)(b)
Total Transportation					22,152,375
Transportation Infrastructure — 0.4%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	1,540,000		1,649,725	(a)(b)
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	1,510,000		1,617,588	(b)
Total Transportation Infrastructure					3,267,313
Total Industrials					183,517,737
Information Technology — 2.7%
Communications Equipment — 0.3%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	2,190,000		2,217,375
Electronic Equipment, Instruments & Components — 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	650,000	EUR	957,553	(b)
Internet Software & Services — 0.6%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	2,100,000		2,446,500	(a)
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,920,000		2,112,000	(a)
Total Internet Software & Services					4,558,500
IT Services — 0.7%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	600,000		594,000	(b)
First Data Corp., Senior Notes	12.625%	1/15/21	4,360,000		5,052,150	(a)
Total IT Services					5,646,150
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,186,000		1,218,615	(a)
Software — 0.9%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	1,390,000		1,442,125	(b)
Healthcare Technology Intermediate Inc., Senior Notes	7.375%	9/1/18	3,300,000		3,427,875	(a)(b)(c)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	2,430,000		2,563,650	(a)(b)
Total Software					7,433,650
Total Information Technology					22,031,843

See Notes to Financial Statements.

14	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 15.3%
Chemicals — 0.2%
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	680,000	EUR	$1,078,148	(b)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	530,000	EUR	840,321	(b)
Total Chemicals					1,918,469
Construction Materials — 0.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	780,000		852,150	(b)
Containers & Packaging — 3.1%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	3,170,000		3,431,525	(a)(b)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	1,160,000	EUR	1,697,051	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,220,000		1,314,550	(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	4,940,000		4,940,000	(b)
BOE Intermediate Holding Corp., Senior Notes	9.000%	11/1/17	950,000		973,750	(b)(c)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	3,490,000		3,498,725	(b)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	2,400,000		2,244,000	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	920,000		860,200
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	1,340,000		1,427,100	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	4,650,000		4,946,437	(a)(b)
Total Containers & Packaging					25,333,338
Metals & Mining — 10.4%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	900,000		967,500
ArcelorMittal, Senior Notes	5.000%	2/25/17	1,760,000		1,867,800	(a)
ArcelorMittal, Senior Notes	6.000%	3/1/21	3,870,000		4,078,012	(a)
ArcelorMittal, Senior Notes	6.750%	2/25/22	480,000		524,400	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	2,310,000		2,194,500	(a)(b)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	230,000		233,135
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	3,420,000		3,578,449	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	2,780,000		2,856,450
CSN Resources SA, Senior Bonds	6.500%	7/21/20	990,000		1,017,225	(b)
Evraz Group SA, Notes	8.250%	11/10/15	170,000		183,396	(b)
Evraz Group SA, Notes	9.500%	4/24/18	680,000		749,700	(a)(b)
Evraz Group SA, Notes	6.750%	4/27/18	4,550,000		4,572,750	(b)(h)
Evraz Group SA, Senior Notes	9.500%	4/24/18	330,000		363,825	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	1,130,000		1,174,494	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	1,560,000		1,630,200	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	3,790,000		4,225,850	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	2,000,000		2,135,000	(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

October 31, 2013

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,120,000		$1,108,800	(b)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,760,000		3,196,000	(b)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	2,570,000		912,350	(a)(b)(f)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	2,920,000		2,905,400	(a)
New World Resources NV, Senior Notes	7.875%	1/15/21	1,450,000	EUR	784,553	(b)
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	2,230,000		1,895,500	(a)(b)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	2,190,000		2,419,950	(b)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	1,570,000		1,750,550	(a)(b)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	4,490,000		4,658,375	(a)(b)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,820,000		2,386,524	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	3,960,000		4,158,000
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	1,730,000		1,851,100	(b)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	2,040,000	EUR	2,946,384	(b)(c)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	3,850,000		3,272,500	(a)(b)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	1,300,000		1,417,000
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	1,200,000		1,254,000	(a)(b)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	1,280,000		1,235,200	(a)(b)
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	2,630,000		2,929,162	(a)
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,784,000		2,101,677	(h)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,396,000		1,458,834
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,070,000		2,098,566	(b)(h)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	3,630,000		3,802,425	(b)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	760,000		737,200	(b)
Total Metals & Mining					83,632,736
Paper & Forest Products — 1.5%
Appvion Inc., Senior Secured Notes	11.250%	12/15/15	3,615,000		4,121,100
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	710,000		784,550	(b)
Portucel SA, Senior Notes	5.375%	5/15/20	1,900,000	EUR	2,728,058	(b)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	3,440,000		3,147,600	(a)(b)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,768,000		1,166,880	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	260,000		270,400
Total Paper & Forest Products					12,218,588
Total Materials					123,955,281

See Notes to Financial Statements.

16	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 12.7%
Diversified Telecommunication Services — 7.7%
Axtel SAB de CV, Senior Secured Notes, Step bond	7.000%	1/31/20	2,544,000		$2,416,800	(b)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	6,600,000		6,567,000	(a)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	3,340,000		3,674,000	(a)(b)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	810,000		846,450	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	6,670,000		7,270,300	(a)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	1,250,000		1,210,937	(a)(b)
Intelsat Luxembourg SA, Senior Notes	8.125%	6/1/23	2,070,000		2,196,787	(a)(b)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	750,000		802,500
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	4,090,000		4,652,375	(a)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	1,260,000		1,285,200	(b)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	940,000		940,000
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	3,640,000		3,794,700	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	2,220,000		2,472,525	(b)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	260,000		283,400	(b)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	3,550,000		3,859,216	(a)
Vimpel Communications, Notes	6.493%	2/2/16	375,000		402,188	(b)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,620,000		1,723,275	(a)(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	10,278,883		10,510,158	(a)(b)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	5,780,000		6,054,550	(a)
Windstream Corp., Senior Notes	6.375%	8/1/23	1,430,000		1,394,250
Total Diversified Telecommunication Services					62,356,611
Wireless Telecommunication Services — 5.0%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	1,400,000	EUR	1,967,379	(b)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,300,000	GBP	2,214,799	(b)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	3,530,000		3,371,150	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	8,465,000		9,205,687	(a)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	7,200,000		8,748,000	(a)(b)
Sprint Communications Inc., Senior Notes	6.000%	11/15/22	1,460,000		1,445,400	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	5,470,000		5,948,625	(b)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	2,831,000		3,078,713	(a)
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	1,090,000		1,159,488
T-Mobile USA Inc., Senior Notes	6.731%	4/28/22	770,000		816,200
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,230,000		2,397,250	(b)
Total Wireless Telecommunication Services					40,352,691
Total Telecommunication Services					102,709,302

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

October 31, 2013

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 6.9%
Electric Utilities — 2.5%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,270,000	$4,718,350	(a)
DPL Inc., Senior Notes	7.250%	10/15/21	331,000	345,895	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	3,000,000	3,170,766
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	2,823,282	2,907,980
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	5,610,000	5,834,400	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	3,101,650	3,566,897	(e)(f)
Total Electric Utilities				20,544,288
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	2,230,000	2,402,825	(a)
Independent Power Producers & Energy Traders — 4.0%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	2,290,000	2,335,800	(a)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	306,000	335,835	(a)(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	3,771,000	4,119,817	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	600,000	647,107	(b)
Dynegy Inc., Bonds	7.670%	11/8/16	3,100,000	54,250	(d)(e)(f)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	2,040,000	2,356,200	(a)(b)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	860,000	883,650	(b)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	5,733,000	6,048,315	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	3,350,000	3,685,000	(a)(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	3,350,000	3,425,375	(b)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	5,595,000	6,014,625	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	374,227	402,996	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,705,015	1,893,633
Total Independent Power Producers & Energy Traders				32,202,603
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	740,000	884,300	(b)
Total Utilities				56,034,016
Total Corporate Bonds & Notes (Cost — $928,072,676)				977,151,755
Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $847,047)	2.347%	4/20/35	1,319,321	1,119,944	(g)

See Notes to Financial Statements.

18	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes, Step bond (Cost — $443,611)	7.000%	1/31/20	2,900,100	MXN	$333,415	(b)
Senior Loans — 2.6%
Consumer Discretionary — 1.1%
Hotels, Restaurants & Leisure — 0.9%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	2,510,000		2,553,925	(j)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	4,308,333		4,717,625	(j)
Total Hotels, Restaurants & Leisure					7,271,550
Specialty Retail — 0.2%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	1,220,000		1,187,555	(j)
Total Consumer Discretionary					8,459,105
Consumer Staples — 0.2%
Food Products — 0.2%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	1,080,000		1,097,550	(j)
Energy — 0.1%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	240,000		238,425	(j)
Oil, Gas & Consumable Fuels — 0.1%
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	686,550		697,707	(j)
Total Energy					936,132
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Physiotherapy Associates Holdings Inc., Exit Term Loan	—	10/10/16	2,280,000		2,245,800	(d)(k)
Industrials — 0.5%
Machinery — 0.5%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	4,200,000		4,305,000	(j)
Materials — 0.4%
Chemicals — 0.4%
Kerling PLC, Term Loan	10.000%	6/30/16	1,200,000	EUR	1,709,407	(j)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,920,000		1,985,600	(j)
Total Materials					3,695,007
Total Senior Loans (Cost — $19,730,313)					20,738,594
Sovereign Bonds — 2.7%
Argentina — 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	936,000		885,384

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

October 31, 2013

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — 0.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,541,000	BRL	$689,085
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	14,552,000	BRL	6,276,035
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	1,309,000	BRL	543,920
Total Brazil					7,509,040
Russia — 0.4%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	1,055,000		1,139,400	(a)(b)
Russian Federal Bond, Bonds	7.400%	6/14/17	47,588,000	RUB	1,528,360
Total Russia					2,667,760
Turkey — 0.5%
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000		1,932,875
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,064,000		2,288,460
Total Turkey					4,221,335
Venezuela — 0.8%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	3,370,000		3,007,725	(b)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	3,050,000		2,531,500
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,164,000		931,200
Total Venezuela					6,470,425
Total Sovereign Bonds (Cost — $23,871,544)					21,753,944

			Shares
Common Stocks — 2.7%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			166,350		332,700	*(d)(e)
Household Durables — 0.0%
William Lyon Homes, Class A Shares			6,570		152,227	*
Total Consumer Discretionary					484,927
Energy — 0.6%
Energy Equipment & Services — 0.6%
KCAD Holdings I Ltd.			533,873,172		5,073,397	*(d)(e)
Financials — 1.1%
Diversified Financial Services — 0.9%
Citigroup Inc.			143,529		7,001,344
PB Investors II LLC			60,468		0	*(d)(e)(l)
Total Diversified Financial Services					7,001,344
Real Estate Management & Development — 0.2%
Realogy Holdings Corp.			34,269		1,409,827	*(e)

See Notes to Financial Statements.

20	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security			Shares	Value
Real Estate Management & Development — continued
Realogy Holdings Corp.			5,964	$245,359	*
Total Real Estate Management & Development				1,655,186
Total Financials				8,656,530
Industrials — 0.9%
Building Products — 0.0%
Nortek Inc.			1,600	112,272	*
Marine — 0.9%
DeepOcean Group Holding AS			198,468	5,810,667	*(d)(e)
Horizon Lines Inc., Class A Shares			1,490,060	1,892,376	*
Total Marine				7,703,043
Total Industrials				7,815,315
Materials — 0.0%
Chemicals — 0.0%
LyondellBasell Industries NV, Class A Shares			19	1,417
Total Common Stocks (Cost — $28,910,508)				22,031,586

	Rate
Convertible Preferred Stocks — 0.1%
Materials — 0.1%
Metals & Mining — 0.1%
ArcelorMittal (Cost — $517,500)	6.000%		20,700	493,281
Preferred Stocks — 2.2%
Financials — 2.2%
Consumer Finance — 1.6%
GMAC Capital Trust I	8.125%		489,100	13,137,226	(g)
Diversified Financial Services — 0.6%
Citigroup Capital XIII	7.875%		168,125	4,623,438	(g)
Total Preferred Stocks (Cost — $16,143,736)				17,760,664

		Expiration Date	Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $0)		4/15/20	18,500	467,125
Total Investments — 131.3% (Cost — $1,018,536,935#)				1,061,850,308
Liabilities in Excess of Other Assets — (31.3)%				(253,196,379)
Total Net Assets — 100.0%				$808,653,929

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

October 31, 2013

Western Asset High Income Fund II Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Illiquid security.

(f)	The coupon payment on these securities is currently in default as of October 31, 2013.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	All or a portion of this loan is unfunded as of October 31, 2013. The interest rate for fully unfunded term loans is to be determined.

(l)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble

See Notes to Financial Statements.

22	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

October 31, 2013

Assets:
Investments, at value (Cost — $1,018,536,935)	$1,061,850,308
Foreign currency, at value (Cost — $744,479)	731,717
Cash	2,076,739
Interest and dividends receivable	22,832,476
Receivable for securities sold	3,028,476
Deposits with brokers for swap contracts	470,000
Unrealized appreciation on forward foreign currency contracts	91,927
Prepaid expenses	48,719
Total Assets	1,091,130,362

Liabilities:
Loan payable (Note 5)	255,000,000
Payable for securities purchased	15,695,480
Payable for open reverse repurchase agreements (Note 3)	8,689,120
Unrealized depreciation on forward foreign currency contracts	2,146,864
Investment management fee payable	721,074
Interest payable (Notes 3 and 5)	147,320
Payable to broker — variation margin on centrally cleared swap contracts	10,944
Accrued expenses	65,631
Total Liabilities	282,476,433
Total Net Assets	$808,653,929

Net Assets:
Par value ($0.001 par value; 86,167,180 shares issued and outstanding; 100,000,000 shares authorized)	$86,167
Paid-in capital in excess of par value	1,023,661,760
Overdistributed net investment income	(3,991,598)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(252,356,902)
Net unrealized appreciation on investments, swap contracts and foreign currencies	41,254,502
Total Net Assets	$808,653,929

Shares Outstanding	86,167,180

Net Asset Value	$9.38

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	23

Statement of operations (unaudited)

For the Six Months Ended October 31, 2013

Investment Income:
Interest	$41,954,066
Dividends	783,944
Total Investment Income	42,738,010

Expenses:
Investment management fee (Note 2)	4,231,629
Interest expense (Notes 3 and 5)	1,194,674
Transfer agent fees	93,889
Directors’ fees	59,094
Stock exchange listing fees	41,504
Audit and tax	40,808
Shareholder reports	32,290
Legal fees	29,254
Custody fees	14,043
Insurance	8,589
Miscellaneous expenses	7,203
Total Expenses	5,752,977
Net Investment Income	36,985,033

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	11,305,275
Futures contracts	47,238
Written options	128,480
Swap contracts	(2,087,538)
Foreign currency transactions	1,945,818
Net Realized Gain	11,339,273
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(23,064,737)
Written options	603,650
Swap contracts	2,124,462
Foreign currencies	(4,217,900)
Change in Net Unrealized Appreciation (Depreciation)	(24,554,525)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(13,215,252)
Increase in Net Assets from Operations	$23,769,781

See Notes to Financial Statements.

24	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended October 31, 2013 (unaudited) and the Year Ended April 30, 2013	October 31	April 30

Operations:
Net investment income	$36,985,033	$76,790,176
Net realized gain	11,339,273	21,570,003
Change in net unrealized appreciation (depreciation)	(24,554,525)	44,596,492
Increase in Net Assets From Operations	23,769,781	142,956,671

Distributions to Shareholders From (Note 1):
Net investment income	(38,948,868)	(83,317,971)
Decrease in Net Assets From Distributions to Shareholders	(38,948,868)	(83,317,971)

Fund Share Transactions:
Reinvestment of distributions (153,861 and 655,589 shares issued, respectively)	1,430,378	6,315,655
Increase in Net Assets From Fund Share Transactions	1,430,378	6,315,655
Increase (Decrease) in Net Assets	(13,748,709)	65,954,355

Net Assets:
Beginning of period	822,402,638	756,448,283
End of period*	$808,653,929	$822,402,638
* Includes overdistributed net investment income of:	$(3,991,598)	$(2,027,763)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	25

Statement of cash flows (unaudited)

For the Six Months Ended October 31, 2013

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$23,769,781
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(300,803,248)
Proceeds from sales of portfolio securities	245,726,257
Net purchases, sales and maturities of short-term investments	17,000,000
Net amortization of premium (accretion of discount)	(26,866)
Payment-in-kind	(1,381,905)
Increase in receivable for securities sold	(346)
Increase in interest and dividends receivable	(1,734,358)
Decrease in prepaid expenses	33,525
Decrease in deposits with brokers for swap contracts	2,330,000
Decrease in net premiums received for OTC swap contracts	(178,630)
Decrease in payable for open OTC swap contracts	(180,626)
Decrease in payable for securities purchased	(5,350,652)
Increase in investment management fee payable	36,131
Increase in interest payable	13,925
Decrease in accrued expenses	(120,534)
Decrease in premiums received from written options	(371,860)
Increase in payable to broker — variation margin on open centrally cleared swap contracts	10,944
Net realized gain on investments	(11,305,275)
Decrease in net unrealized appreciation of investments, written options, OTC swap contracts and forward foreign currency transactions	24,548,482
Net Cash Used in Operating Activities*	(7,985,255)

Cash Flows from Financing Activities:
Distributions paid on common stock	(37,518,490)
Increase in loan payable	40,000,000
Decrease in payable for reverse repurchase agreements	(511,151)
Net Cash Provided by Financing Activities	1,970,359
Net Decrease in Cash	(6,014,896)
Cash at beginning of period	8,823,352
Cash at end of period	$2,808,456

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$1,430,378

*	Included in operating expenses is cash of $1,180,749 paid for interest on borrowings.

See Notes to Financial Statements.

26	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:
	2013[1,2]	2013[2]	2012[2]	2011[2]	2010[2]	2009[2]

Net asset value, beginning of period	$9.56	$8.86	$9.57	$9.00	$6.13	$10.76

Income (loss) from operations:
Net investment income	0.43	0.90	0.96	1.00	1.07	1.14
Net realized and unrealized gain (loss)	(0.16)	0.77	(0.67)	0.62	2.94	(4.64)
Total income (loss) from operations	0.27	1.67	0.29	1.62	4.01	(3.50)

Less distributions from:
Net investment income	(0.45) †	(0.97)	(1.00)	(1.05)	(1.14)	(1.13)
Total distributions	(0.45)	(0.97)	(1.00)	(1.05)	(1.14)	(1.13)

Net asset value, end of period	$9.38	$9.56	$8.86	$9.57	$9.00	$6.13

Market price, end of period	$9.45	$10.20	$10.10	$10.04	$9.82	$6.22
Total return based on NAV[3,4]	3.01%	20.03%	3.80%	19.40%	69.38%	(32.74)%
Total return, based on market price[5]	(2.68)%	11.68%	11.89%	14.54%	81.29%	(25.21)%

Net assets, end of period (000s)	$808,654	$822,403	$756,448	$807,319	$751,122	$504,958

Ratios to average net assets:
Gross expenses	1.43%[6]	1.41%	1.51%	1.61%	2.12%	3.03%
Net expenses[7]	1.43 [6]	1.41	1.51	1.61	2.12	3.03
Net investment income	9.18 [6]	9.84	10.93	11.03	13.44	15.02

Portfolio turnover rate	24%	52%	45%	84%	81%	53%

Supplemental data:
Loans Outstanding, End of Period (000s)	$255,000	$215,000	$215,000	$190,000	$196,500	$161,500
Asset Coverage for Loan Outstanding	417%	483%	452%	525%	482%	413%
Weighted Average Loan (000s)	$242,092	$215,000	$211,038	$197,170	$169,363	$219,563
Weighted Average Interest Rate on Loans	0.94%	0.97%	1.09%	1.49%	1.80%	3.00%

[1]	For the six months ended October 31, 2013 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

†	The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	27

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation

28	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$969,792,242	$7,359,513		$977,151,755
Collateralized mortgage obligations	—	1,119,944	—		1,119,944
Convertible bonds & notes	—	333,415	—		333,415
Senior loans	—	18,492,794	2,245,800		20,738,594
Sovereign bonds	—	21,753,944	—		21,753,944
Common stocks:
Consumer discretionary	$152,227	—	332,700		484,927
Energy	—	—	5,073,397		5,073,397
Financials	8,656,530	—	0	*	8,656,530
Industrials	2,004,648	—	5,810,667		7,815,315
Materials	1,417	—	—		1,417
Convertible preferred stocks	493,281	—	—		493,281
Preferred stocks	17,760,664	—	—		17,760,664
Warrants	—	467,125	—		467,125
Total investments	$29,068,767	$1,011,959,464	$20,822,077		$1,061,850,308
Other financial instruments:
Forward foreign currency contracts	—	$91,927	—		$91,927
Total	$29,068,767	$1,012,051,391	$20,822,077		$1,061,942,235

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$2,146,864	—	$2,146,864
Centrally cleared credit default swaps on credit indices — buy protection	—	8,522	—	8,522
Total	—	$2,155,386	—	$2,155,386

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

30	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Common Stocks
Investments in Securities	Corporate Bonds & Notes	Senior Loans	Consumer Discretionary	Energy	Financials		Industrials	Total
Balance as of April 30, 2013	$8,784,248	—	$332,700	$5,624,354	$0	*	$4,376,517	$19,117,819
Accrued premiums/discounts	164,291	—	—	—	—		—	164,291
Realized gain (loss)[1]	146,033	—	—	—	—		—	146,033
Change in unrealized appreciation (depreciation)[2]	(86,756)	—	—	(550,957)	—		1,434,150	796,437
Purchases	413,822	$2,245,800	—	—	—		—	2,659,622
Sales	(2,062,125)	—	—	—	—		—	(2,062,125)
Transfers into Level 3	—	—	—	—	—		—	—
Transfers out of Level 3	—	—	—	—	—		—	—
Balance as of October 31, 2013	$7,359,513	$2,245,800	$332,700	$5,073,397	$0	*	$5,810,667	$20,822,077
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2013[2]	$40,691	—	—	$(550,957)	—		$1,434,149	$923,883

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

32	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

34	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended October 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be

36	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $2,146,864. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

38	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadviser.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended October 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$300,803,248
Sales	245,726,257

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

At October 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$73,044,031
Gross unrealized depreciation	(29,730,658)
Net unrealized appreciation	$43,313,373

During the six months ended October 31, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of April 30, 2013	$51,800,000	$371,860
Options written	—	—
Options closed	—	—
Options exercised	(34,200,000)	(243,380)
Options expired	(17,600,000)	(128,480)
Written options, outstanding as of October 31, 2013	—	—

At October 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Barclays Bank PLC	5,168,911	$7,018,256	11/15/13	$(113,064)
Euro	UBS AG	725,912	985,630	11/15/13	6,136
					(106,928)
Contracts to Sell:
British Pound	Citibank, N.A.	1,500,000	2,404,901	11/15/13	(101,576)
British Pound	UBS AG	2,789,000	4,471,512	11/15/13	(188,222)
Euro	Citibank, N.A.	25,345,375	34,413,501	11/15/13	(783,103)
Euro	UBS AG	33,100,917	44,943,839	11/15/13	(955,103)
Euro	UBS AG	247,789	336,444	11/15/13	(5,796)
Brazilian Real	Citibank, N.A.	13,767,777	6,046,336	1/15/14	55,050
Brazilian Real	Citibank, N.A.	7,000,000	3,074,160	1/15/14	30,741
					(1,948,009)
Net unrealized loss on open forward foreign currency contracts					$(2,054,937)

Transactions in reverse repurchase agreements for the Fund during the six months ended October 31, 2013 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$8,864,862	0.809%	$9,200,271

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.60% to 1.00% during the six months ended October 31, 2013. Interest expense incurred on reverse repurchase agreements totaled $36,652.

40	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

At October 31, 2013, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Credit Suisse	1.00%	5/18/12	TBD	*	$1,513,998
Credit Suisse	0.85%	6/4/12	TBD	*	1,997,780
Credit Suisse	0.85%	1/8/13	TBD	*	592,655
JPMorgan Chase & Co.	0.75%	8/10/12	TBD	*	1,412,712
JPMorgan Chase & Co.	0.60%	4/22/13	TBD	*	445,000
JPMorgan Chase & Co.	0.75%	7/24/13	TBD	*	1,778,648
JPMorgan Chase & Co.	0.75%	8/13/13	TBD	*	948,327
					$8,689,120

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On October 31, 2013, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $10,726,868.

At October 31, 2013, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	$22,200,000	12/20/18	5.000% quarterly	$(1,456,551)	$(1,448,029)	$(8,522)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2013.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$91,927

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Credit Risk
Forward foreign currency contracts	$2,146,864	—	$2,146,864
Centrally cleared swap contracts[2]	—	$8,522	8,522
Total	$2,146,864	$8,522	$2,155,386

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended October 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(255,200)	$(255,200)
Written options	—	—	128,480	128,480
Futures contracts	$47,238	—	—	47,238
Swap contracts	—	—	(2,087,538)	(2,087,538)
Forward foreign currency contracts	—	$1,826,202	—	1,826,202
Total	$47,238	$1,826,202	$(2,214,258)	$(340,818)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$255,090	$255,090
Written options	—	603,650	603,650
Swap contracts	—	2,124,462	2,124,462
Forward foreign currency contracts	$(4,220,379)	—	(4,220,379)
Total	$(4,220,379)	$2,983,202	$(1,237,177)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

42	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

During the six months ended October 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$16
Written options†	168,356
Futures contracts (to buy)†	4,173,281
Forward foreign currency contracts (to buy)	3,943,698
Forward foreign currency contracts (to sell)	85,534,100

Average Notional Balance
Credit default swap contracts (to buy protection)	$11,360,629

†	At October 31, 2013, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at October 31, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$91,927	—	$91,927

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Centrally cleared swap contracts[4]	$10,944	$(10,944)	—
Forward foreign currency contracts	2,146,864	—	$2,146,864
Total	$2,157,808	$(10,944)	$2,146,864

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Loan

The Fund has a revolving credit agreement with a financial institution that allows the Fund to borrow up to an aggregate amount of $300,000,000 and renews daily for a 180-day term unless notice to the contrary is given to the Fund.

The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. Interest expense related to this loan for the six months ended

Western Asset High Income Fund II Inc. 2013 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

October 31, 2013 was $1,158,022. For the six months ended October 31, 2013, the Fund had an average daily loan balance outstanding of $242,092,391 and the weighted average interest rate was 0.94%. At October 31, 2013, the Fund had $255,000,000 of borrowings outstanding.

6. Distributions

On August 15, 2013, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.0750 per share, payable on September 27, 2013, October 25, 2013 and November 29, 2013 to shareholders of record on September 20, 2013, October 18, 2013 and November 22, 2013, respectively. The November record date distribution was made subsequent to the period end of this report.

On November 14, 2013, the Board declared three distributions, each in the amount of $0.0725 per share, payable on December 27, 2013, January 31, 2014 and February 28, 2014 to shareholders of record on December 20, 2013, January 24, 2014 and February 21, 2014, respectively.

7. Capital loss carryforwards

As of April 30, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
4/30/2017	$(78,012,903)
4/30/2018	(181,154,391)
4/30/2019	(2,458,757)
$(261,626,051)

These amounts will be available to offset any future taxable capital gains.

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

44	Western Asset High Income Fund II Inc. 2013 Semi-Annual Report

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Income Fund II Inc. was held on August 26, 2013 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	73,982,608	2,750,911
Kenneth D. Fuller*	73,814,155	2,919,364
William R. Hutchinson	73,891,231	2,842,288
Eileen A. Kamerick	73,629,316	3,104,203

At October 31, 2013, in addition to Carol L. Colman, Kenneth D. Fuller*, William R. Hutchinson and Eileen A. Kamerick, the other Directors of the Fund were as follows:

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

Riordan Roett

Jeswald W. Salacuse

*	Effective May 31, 2013, R. Jay Gerken retired as Chairman, President and Chief Executive Officer of the Fund. Effective June 1, 2013, Kenneth D. Fuller was appointed by the Board to the position of Chairman, President and Chief Executive Officer.

Western Asset High Income Fund II Inc.	45

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock (“Shares”) of Western Asset High Income Fund II Inc. (“Fund”) will be deemed to have elected to be a participant in the Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open market purchases by the date specified above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business

46	Western Asset High Income Fund II Inc.

on the date the Agent is required to terminate making open market purchases as specified above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such

Western Asset High Income Fund II Inc.	47

Dividend reinvestment plan (unaudited) (cont’d)

undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee

48	Western Asset High Income Fund II Inc.

Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 6201 15th Avenue, Brooklyn, NY 11219 or by telephone at 1-888-888-0151.

Western Asset High Income Fund II Inc.	49

Western Asset

High Income Fund II Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller*

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller*

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial

Officer

Ted P. Becker

Chief Compliance

Officer

Vanessa A. Williams

Identity Theft

Prevention

Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset High Income Fund II Inc.

620 Eighth Avenue

49th Floor

NewYork, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American StockTransfer &Trust Company 6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher &

Bartlett LLP

425 Lexington Avenue

NewYork, NY 10017

NewYork Stock Exchange Symbol

HIX

*	Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Fund II Inc.

Western Asset High Income Fund II Inc.

620 Eighth Avenue

49th Floor

NewYork, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue,

Brooklyn, NY 11219

WAS0022 12/13 SR13-2066

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset High Income Fund II Inc.

Date:	December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset High Income Fund II Inc.

Date: December 27, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset High Income Fund II Inc.

Date:	December 27, 2013